Exhibit 32.1

Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

          In connection with the Annual Report of Cover-All Technologies Inc., a Delaware corporation (the “Company”), on Form 10-K/A for the period ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John W. Roblin, Chief Executive Officer (principal executive officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	December 22, 2010

/s/ John W. Roblin

Name:	John W. Roblin
Title:	Chief Executive Officer